Filed Pursuant to Rule 497(d)


                             VAN KAMPEN UNIT TRUSTS
                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES
                 VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES

                         SUPPLEMENT TO THE PROSPECTUSES

   On December 3, 2012, the name Van Kampen Funds Inc. was changed to Invesco Capital Markets, Inc. (the "Sponsor"). This is merely a name change and will not affect the services provided by the Sponsor to the trusts. The Sponsor had been acquired by Invesco Ltd. on June 1, 2010 in connection with the sale by Morgan Stanley & Co. Incorporated of its retail asset management business. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc.

Supplement Dated:     December 3, 2012